 Exhibit 10.7

Settlement Agreement, Release And
Amendment to License Agreement

This Settlement Agreement, Release and Amendment to License Agreement (“Agreement”) is made by and between (1) Tigrent Inc., a Colorado corporation (“Tigrent”) on the one hand, and (2) Rich Dad Operating Company, LLC, a Nevada limited liability company (“RDOC”), Robert Kiyosaki, in his individual capacity (“R. Kiyosaki”), Darren Weeks, in his individual capacity (“Weeks”), and 1780341 Alberta Ltd., d/b/a Rich Dad:Global Entrepreneurs Organization or Rich Dad GEO (“RD:GEO”) on the other hand. Tigrent, RDOC, R. Kiyosaki, Weeks and RD:GEO are collectively referred to as the “Parties” and individually as a “Party.” This Agreement shall be effective as of April 22, 2014 (“Effective Date”) when executed by all Parties.

Recitals

A.           RDOC is the owner or licensee, for certain purposes, of valuable intellectual property relating to the Rich Dad name and brand developed by R. Kiyosaki. In September 2013, RDOC and Tigrent entered a License Agreement (“License Agreement”) whereby, among other privileges and obligations, RDOC granted Tigrent “the sole and exclusive right and license in and to the Licensed Intellectual Property for the purpose of allowing [Tigrent] to (i) develop and create Educational Materials and (ii) conduct the Business in the Territory by itself and through its subsidiaries and affiliates.” [Capitalized terms are defined in the License Agreement.] A copy of the License Agreement is attached as Exhibit 1.

B.           In March 2014, Tigrent discovered what it believes are violations and infringements upon its rights under the License Agreement by RDOC, R. Kiyosaki, Weeks and RD:GEO In connection with their creation or support of RD:GEO. On March 20, 2014, Tigrent’s outside counsel delivered a letter ( the “Demand Letter”) to RDOC, R. Kiyosaki and Weeks relating to the alleged infringing activities.

C.           On March 31, 2014 Tigrent filed a Verified Complaint against RDOC, R. Kiyosaki, Weeks, and RD:GEO in Arizona Superior Court, Maricopa County, captioned Tigrent Inc. v. Rich Dad Operating Company, LLC et. al., Cause No. CV2014-003169 (“the State Court Litigation”). In the State Court Litigation, Tigrent asserted claims for breach of License Agreement, breach of the implied covenant of good faith and fair dealing, tortious interference with, License Agreement, tortious interference with business expectancy, unfair competition and civil conspiracy. Also on March 31, 2014, Tigrent filed a Complaint against Weeks and RD:GEO in the United States District Court for the District of Arizona, captioned Tigrent Inc. v. Weeks et. al., Cause No. 2:14-cv-00660-DGC (“the Federal Court Litigation”). In the Federal Court Litigation, Tigrent asserted violations of 15 U.S.C. § 1114 and 15 U.S.C. § 1125(a) relating to Weeks’s and RD:GEO’s alleged infringement of Tigrent’s rights to the Rich Dad-related trademarks.

D.           RDOC, R. Kiyosaki, Weeks, and RD:GEO have not answered or otherwise responded to the State Court Litigation or the Federal Court Litigation but generally deny liability for the claims asserted.

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E.           Tigrent, on the one hand, and RDOC, R. Kiyosaki, Weeks and RD:GEO, on the other hand, without admitting any liability, have fully and finally settled the disputes between them described above and have agreed to the terms set forth in this Agreement in full, complete and final settlement of these disputes between them relating to the alleged infringement of Tigrent’s rights under the License Agreement, the issues and events that are the subject of the Demand Letter, the State Court Litigation, and the Federal Court Litigation.

NOW THEREFORE, intending to be legally bound and in consideration of the obligations and promises set forth in this Agreement, the Parties agree as follows:

1.           Incorporation of Recitals. The Parties affirm that the foregoing Recitals are true and correct, and are incorporated and made part of this Agreement as though set forth in full in this paragraph.

2.           Warranties and Representations. Each Party expressly and severally represents and warrants:

a.	Such Party is correctly described and named in this Agreement.

b.	Before executing this Agreement, such Party became fully informed of the terms, contents, provisions, and effect of this Agreement.

c.
The signatory to this Agreement signing on behalf of such Party is fully authorized and legally competent to execute this Agreement as the legal, valid and binding act and deed of such Party, and is a duly authorized representative of such Party.

d.	This Agreement is fully and forever binding on, and enforceable against, such Party in accordance with its terms.

e.
The execution and delivery of this Agreement and any other documents, agreements or instruments executed or delivered by such Party pursuant to this Agreement and the consummation of the transactions as provided for in this Agreement or contemplated by this Agreement do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material agreement or instrument to which such Party is a party or any provision of law, statute, rule or regulation applicable to such Party or any judicial or administrative order or decree by which such Party is bound.

f.
The claims released in this Agreement by such Party were and are, currently owned solely by such Party. All of such Party’s claims are free and clear of any and all claims, liens or other encumbrances of any kind or nature, of any other person, and there is no other person who could or should have asserted such claims or joined in any settlement or

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compromise of such claims.

g.
Such Party has not assigned, pledged or in any other manner sold, transferred or hypothecated any right, title, interest, cause of action, or claim that arises out of or is provided to be released by such party pursuant to this Agreement.

h.
In entering into and signing this Agreement, such Party has had the benefit of the advice of attorneys of such Party’s own choosing, and enters into this Agreement freely by such Party’s own choosing and judgment, and without duress or other influence.

i.
Such Party represents that it has not relied upon, and will not rely upon, any statements, acts or omissions by the other Party, other than as set forth in this Agreement, in making its decision to enter into this Agreement.

j.
This Agreement is duly executed by such Party with full knowledge and understanding of its terms and meaning, on such Party’s own judgment and upon the advice of such Party’s attorneys and financial and tax advisors.

Such Party acknowledges that its foregoing representations are a material inducement to the other Parties to enter into this Agreement

3.           RDOC, R. Kiyosaki, Weeks and RD:GEO Agree Not to Infringe. In recognition of Tigrent’s valuable rights under the License Agreement, the Parties agree as follows:

  A.           RDOC, R. Kiyosaki, Weeks, and RD:GEO agree to honor and not in any way infringe upon Tigrent’s rights under the License Agreement, as amended. Weeks also agrees to not in any way infringe upon Tigrent’s rights under the License Agreement, both individually and in connection with Weeks’s “Fast Trade to Cash Flow” and “Wealth Community” ventures. This prohibition against any infringement upon Tigrent’s rights under the License Agreement includes, but is not limited to, any further use of the Rich Dad name, brand, trademarks and other Licensed Intellectual Property, or reference to or recognition of Weeks as “Rich Dad Canada,” “Rich Dad in Canada,” or any similar title, designation or affiliation relating to Rich Dad. However, Weeks can use the Rich Dad name, brand, trademarks and other Licensed Intellectual Property to promote a Rich Dad Personality or Rich Dad Advisor for a live in-person event at which the Rich Dad Personality or Rich Dad Advisor is appearing.

B.           RDOC shall at all times cooperate fully with Tigrent to protect and prevent infringement of Tigrent’s rights under the License Agreement, as amended..

4.           Reimbursement of Tigrent’s Attorneys’ Fees and Expenses. RDOC shall reimburse Tigrent for all attorneys’ fees and expenses Tigrent incurred in connection

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with seeking to enforce and prosecute its rights under the License Agreement in connection with Tigrent’s Demand Letter, the State Court Litigation and the Federal Court Litigation. Tigrent’s attorneys’ fees and expenses incurred in these matters through March 31, 2014 total [***]. No later than three (3) business days after the Effective Date of this Agreement, RDOC shall pay Tigrent this sum of [***] directly by wire transfer to Tigrent’s counsel, Cohen Kennedy Dowd & Quigley, P.C. (“CKDQ”), pursuant to wiring instructions to be separately provided by CKDQ to RDOC’s counsel. Tigrent acknowledges that is has received RDOC check number [***] in the amount of [***] in partial payment of the aforementioned [***]. RDOC shall also reimburse Tigrent for the attorneys’ fees and expenses that Tigrent incurs after March 31, 2014 in connection with Tigrent’s Demand Letter, the State Court Litigation and the Federal Court Litigation, including any attorneys’ fees and expenses incurred in connection with the negotiation and preparation of this Agreement. Tigrent may, but is not obligated to, deduct any sums payable to it under this Section 4 from royalties otherwise payable under the License Agreement.

5.           Actions Relating to RD:GEO. RDOC, R. Kiyosaki, and Weeks by this Agreement, individually and jointly agree to cease all use of the RD:GEO name in any manner or for any purpose for as long as a licensing relationship exists between RDOC and Tigrent.

6.          Amendments to License Agreement. Simultaneously with the execution of this Agreement, RDOC and Tigrent shall execute and deliver to the other a First Amendment to Rich Dad Operating Company, LLC License Agreement in the form attached as Exhibit 2.

7.           Termination of Credit Agreement and RDOC’s Forgiveness of Notes Owed by Tigrent. RDOC by this Agreement cancels, forgives and releases Tigrent from, any and all past, present, and future obligations of Tigrent under that certain Rich Dad Operating Company, LLC Credit Agreement dated March 25, 2011 (the “Credit Agreement”), a copy of which is attached as Exhibit 3, and that certain Promissory Note dated March 25, 2011 in the original principal amount of [***] issued by Tigrent to RDOC pursuant to the Credit Agreement (“Promissory Note.”) A copy of the Promissory Note is attached as Exhibit 4.

8.           Rich Dad Titles or Designations. RDOC shall provide a copy of the License Agreement, as amended, to all Rich Dad Advisors, as defined in the License Agreement for the purpose of informing the Rich Dad Advisors of Tigrent’s rights.

9.           RDOC’s Grant of Proxy to Tigrent. RDOC acknowledges that it is the beneficial owner of [***] shares of common stock of Tigrent (“RDOC’s Shares”). RDOC by this Agreement appoints Tigrent, as Proxy, with full power of substitution, to vote the RDOC Shares, or any of them, on matters coming before any special or annual meetings of Tigrent shareholders occurring in 2014 and 2015, and on matters incidental to such meetings. RDOC acknowledges and agrees that Proxy shall vote RDOC’s Shares, if at all, in a manner believed by Proxy, in Proxy’s sole and absolute discretion, to be in the best

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interests of Tigrent’s shareholders as a whole, and that Proxy owes no duty or obligation to RDOC to vote RDOC’s Shares in a manner beneficial to the specific interests of RDOC. RDOC shall not make any claim or demand or seek any liability or damages in connection with Proxy’s exercise of this proxy.

10.         Confidentiality. The Parties agree to keep the terms and conditions of this Agreement confidential, except as necessary to effectuate its provisions or as required by law, rule, regulation, court order, tax or other reporting requirement, or as agreed to by the Parties in writing.

11.         Releases.

  A.           Release of RDOC, R. Kiyosaki, Kim Kiyosaki, Weeks and RD:GEO. Except as provided in this Agreement, Tigrent, on behalf of itself and any and all owners, partners, employees, agents, parents, subsidiaries, representatives, officers, directors, affiliates, attorneys, predecessors, successors and assigns of those entities and individuals, irrevocably and unconditionally releases and forever discharges RDOC, R. Kiyosaki, Kim Kiyosaki, Weeks and RD:GEO, and their past and present owners, employees, agents, spouses, officers, directors, representatives, affiliates, attorneys, predecessors, successors and assigns, from any and all manner of actions, causes of action, claims, lawsuits, debts, dues, sums of money, accounts, judgments, obligations, contracts, liabilities, agreements, promises and damages of whatever kind or nature, foreseen or unforeseen, matured or unmatured, accrued or unaccrued, contingent or fixed, liquidated or unliquidated, known or unknown, whether at law or in equity that are the subject of or relate to matters that are the subject of the Demand Letter, State Court Litigation and the Federal Court Litigation. This release does not extend to any rights granted under this Agreement, to any claims or causes of action arising from a breach of this Agreement, or to claims arising from actions which occur after the Effective Date of this Agreement.

  B.           Release of Tigrent. Except as provided in this Agreement, RDOC, R. Kiyosaki, Kim Kiyosaki, Weeks, and RD:GEO, on behalf of themselves and any and all owners, partners, employees, parents, officers, directors, subsidiaries, spouses, agents, representatives, affiliates, attorneys, predecessors, successors and assigns of those entities and individuals, irrevocably and unconditionally release and forever discharge Tigrent, and its past and present owners, employees, agents, officers, directors, representatives, affiliates, attorneys, predecessors, successors and assigns, from any and all manner of actions, causes of action, claims, lawsuits, debts, dues, sums of money, accounts, judgments, obligations, contracts, liabilities, agreements, promises and damages of whatever kind or nature, foreseen or unforeseen, matured or unmatured, accrued or unaccrued, contingent or fixed, liquidated or unliquidated, known or unknown, whether at law or in equity that are the subject of or relate to matters that are the subject of the Demand Letter, State Court Litigation and the Federal Court Litigation. This release does not extend to any rights granted under this Agreement, to any claims or causes of action arising from a breach of this Agreement, or to claims arising from actions which occur after the Effective Date of this Agreement.

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12.         Dismissal of Litigations with Prejudice. Upon full execution of this Agreement, the Parties agree to dismiss the State Court Litigation and the Federal Court Litigation in their entirety with prejudice. Accordingly, upon execution of this Agreement, the Parties shall exchange executed Stipulations for Dismissal With Prejudice and related Orders with respect to the State Court Litigation and the Federal Court Litigation, in the forms attached as Exhibit 5, which may be held by Tigrent’s counsel until payment of the amount set forth in Paragraph 4 of this Agreement is received by Tigrent’s counsel. Upon receipt by Tigrent’s counsel of this payment, Tigrent shall promptly file the Stipulations and Orders with the Courts in the State Court Litigation and the Federal Court Litigation. The Parties shall work cooperatively and in good faith to file any other documents as necessary to effectuate the dismissals with prejudice.

13.         Choice of Law. This Agreement, and all rights and obligations arising from it, shall be governed by, and construed and enforced in accordance with, the laws of the State of Arizona without application of Arizona’s choice of law rules.

14.         Successors. The rights and obligations created by this Agreement inure to and benefit the respective successors of the Parties. The obligations created under this Agreement are binding on any successor to a Party.

15.         Assigns. The rights and obligations created under this Agreement are not assignable by any Party without the written consent of the other Parties.

16.         Waiver. No breach of any promise in this Agreement can be waived unless done expressly and in writing. Express waiver of any one breach shall not be deemed a waiver of any other breach of the same or any other provision of this Agreement. Further, any delay or omission in enforcing a right created under this Agreement shall not constitute a waiver of that right, and shall not operate to bar the enforcement of that right. Any waiver of a default in performance of an obligation created under this Agreement shall not operate as a waiver of, or excuse any subsequent default in, performance.

17.         Counterparts. This Agreement may be executed in counterparts. Execution of this Agreement may be accomplished through electronic transmission of a scanned copy of the applicable signature page. When a counterpart has been executed and delivered by each Party, all counterparts together shall constitute an original binding instrument; provided, however, that this Agreement shall be binding on and enforceable against each Party that has executed and delivered a counterpart immediately upon such delivery even if all Parties have not delivered executed and delivered a counterpart.

18.         Entire. Agreement. This Agreement, the License Agreement, and the First Amendment to the License Agreement contain the full and complete statement of the agreement between the Parties on the subject matter of these Agreements and supersede any and all prior discussions, arrangements, proposals, or understandings, whether written or oral, between the Parties on the subject matter of these Agreements. The Parties are not relying on any fact, statement, inducement or representation that is not expressly set forth in these Agreements.

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19.          Headings. The paragraph headings used in this Agreement are for convenience and reference only, and are not intended to define or limit the scope or intent of any provision of this Agreement.

20.          Additional Acts. The Parties agree that each of them shall take such further action and execute such further documents, if any, which may be reasonably requested, appropriate or necessary to implement this Agreement according to its terms or to carry out the purpose of this Agreement.

21.          Severability. If, after the date of this Agreement, any provision is held to be illegal, invalid or unenforceable, such provision shall be fully severable and the remainder of the Agreement shall remain enforceable and not affected; however, in that event, the Parties will immediately negotiate in good faith to attempt to replace the invalid provision with a comparable term which, to the best of the Parties’ abilities, fulfills and effectuates the purpose of the invalid provision.

22.          Disputes Concerning Settlement Agreement. In the event of any conflict, claim or dispute between the Parties concerning the obligations set forth in this Agreement, each Party agrees that the Arizona Superior Court, Maricopa County shall have exclusive jurisdiction over the action and the Parties, unless the Arizona state court lacks subject matter jurisdiction, in which case exclusive jurisdiction will be in the United States District Court, District of Arizona located in Phoenix, Arizona. The Parties agree to submit to the personal jurisdiction of the Arizona Superior Court, Maricopa County and the United States District Court as stated above and agree that venue is proper in these courts. By this Agreement and consistent with the scope of this Section 22, the Parties waive any and all objections and challenges to personal jurisdiction and venue in these courts that might otherwise exist. If any action is brought in connection with this Agreement, the prevailing Party or Parties shall be entitled to receive from the non-prevailing Party or Parties all reasonable expenses, including but not limited to reasonable attorneys’ fees and costs, in addition to any other relief to which the successful Party or Parties may be entitled. Costs and attorneys’ fees shall be assessed by a court and not by a jury and shall be included in any judgment obtained by the prevailing Party or Patties.

23.          Alteration, Modification or Amendment. This Agreement shall not be altered, modified or amended except by written agreement signed by the Parties.

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Tigrent Inc.
By:

Its:	Chief Administrative Officer & General Counsel

Rich Dad Operating Company, LLC

By:

Its:

Robert Kiyosaki

Kim Kiyosaki

Darren Weeks

1780341 Alberta Ltd. (d/b/a/Rich Dad: Global Entrepreneurs Organization)

By:

Its:

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Tigrent Inc.
By:

Its:

Rich Dad Operating Company, LLC

By:

Its:	CEO

Robert Kiyosaki

Kim Kiyosaki

Darren Weeks

1780341 Alberta Ltd. (d/b/a/Rich Dad: Global Entrepreneurs Organization)

By:

Its:

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Tigrent Inc.
By:

Its:

Rich Dad Operating Company, LLC

By:

Its:

Robert Kiyosaki

Kim Kiyosaki

Darren Weeks

1780341 Alberta Ltd. (d/b/a/Rich Dad: Global Entrepreneurs Organization)

By:

Its:	Director

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Exhibit 1

RICH DAD OPERATING COMPANY, LLC
LICENSE AGREEMENT

This Rich Dad Operating Company, LLC License Agreement (this “Agreement”) by and between Rich Dad Operating Company, LLC, a Nevada limited liability company (“Licensor”) and Tigrent Inc., a Colorado corporation (the “Licensee”), is entered into as of September 1, 2013 (the “Effective Date”).

WHEREAS, Licensee is in the business of developing, producing, marketing and delivering adult educational curricula on real estate investment, business development, entrepreneurship, financial investment, asset protection, and personal development;

WHEREAS, Licensor owns or otherwise possesses exclusive licenses for certain copyrights, trademarks, patents, and other valuable rights, and the right to license those rights to others;

WHEREAS, Licensor and Licensee wish to conduct business together to create, market and promote a Rich Dad Education branded curricula in accordance with the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Capitalized words and phrases used in this Agreement that are not otherwise defined herein shall have the meanings set forth below:

1.1.          The term “Affiliate” means an entity controlling, controlled, or under common control with a party. For these purposes, “control” means; (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise; or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of an entity.

1.2.          The term “Business” means developing, marketing, selling, and/or conducting Licensor-branded educational products and services in the Field through any form of communication or media including, but not limited to, Trainings.

1.3.          The term “Cash Sales” shall mean the gross cash proceeds actually received by Licensee from the sale of Trainings as the result of a “Rich Dad” branded marketing campaign conducted by Licensee that uses any combination of (i) the Licensed Marks (as defined below), (ii) the name, image, or likeness of any of the Rich Dad Personalities (as defined below) or Rich Dad Advisors (as defined below), or (iii) any “Rich Dad” copyrighted or trademarked intellectual property of Licensor, including by way of example, and not limitation, books, video recordings, and audio recordings of any of the Rich Dad Personalities. Cash Sales shall exclude any merchant fees, taxes, shipping, refunds (e.g., returns, right of rescission, NSF checks, and credit card chargebacks), rebates, bad debt and any sums paid to Legacy Learning, LLC, a Delaware limited liability company, dba Professional Education Institute (“PEI”).

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1.4.          The term “Confidential Information” means any and all information that is not readily ascertainable by proper means and which derives economic value, actual or potential from not being generally known and which has been the subject of efforts that are reasonable under the circumstances to maintain its secrecy. All information relating to the products or operations of a party, which is provided to the other party, or to which the other party otherwise obtains access, pursuant to, or as a result of, this Agreement shall be treated as Confidential Information hereunder, except such information which the other party can clearly show; (a) at the time of this Agreement is publicly and openly known; (b) after the date of this Agreement becomes publicly and openly known through no fault of the other party; (c) comes into the other party’s possession and lawfully obtained by the other party from a source other than from the party or a source deriving from the party, and not subject to any obligation of confidentiality or restrictions on use; or (d) is approved for release by written authorization of the other party.

1.5.         The term “Customer Data” means documents and other media (whether in human or machine readable form) containing information, regarding customers and prospective customers. Without limiting the generality of the foregoing, the term “Customer Data” shall include customer lists and personally Identifiable information about customers and prospective customers.

1.6.          The term “Educational Materials” means all advertising and promotional materials, handouts, workbooks, presentations, manuals, software programs, and any other literature or material and other collateral items employed, provided, distributed, sold, or otherwise made available in connection with the Business, in any form of communication or media and whether or not in machine or human readable format.

1.7.          The term “Exclusive Field of Use” means live, on-line, or on-demand seminars, webinars, and training courses in the Field delivered through any form of communication or media. Excluded from the Exclusive Field of Use are: (i) live, in-person seminars of any kind conducted by Licensor or any affiliate of Licensor at which any of the following are featured speakers: any of the Rich Dad Personalities, or any Rich Dad Advisor; and (ii) live, in-person classes taught in schools (K-12), colleges or universities to matriculated students as part of an academic curriculum.

1.8.          The term “Field” means real estate investing, business strategies, stock market investment techniques, stock/paper assets, cash management, asset protection, entrepreneurship and other financially-oriented subjects.

1.9.          The term “Licensed Intellectual Property” means individually, collectively or in any combination, Licensor’s patents (whether issued or pending), copyrights (whether registered or not), trademarks and trade names (whether registered or unregistered); as well as concepts, developments, trade secrets, methods, systems, programs, improvements, inventions, data and information (whether in perceivable or machine-readable form), source code, works of authorship and products whether or not patentable, copyrightable, or susceptible to any other form of protection, and whether or not reduced to practice or designated by Rich Dad as Licensed Intellectual Property, including, but not limited to the (a) the Proprietary Materials and Information, (b) the Licensed Marks and (c) the name, image, and likeness of the Rich Dad Personalities.

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1.10.        The term “Licensed Marks” means the Licensor’s current and future trademarks, service marks, and trade dress including.

1.11.        The term “Proprietary Materials and Information” means any and all material provided to Licensee by or on behalf of Licensor, including but not limited to customer lists, products, trade secrets, source codes, development platforms, server system configuration diagrams, lobby server specifications and programs, middleware, Application Program Interface data for middleware or otherwise, unpublished artwork, tools, data and contents related to artwork, whether 2- or 3- dimensional, all original and secondary audio or visual data, as well as any and all other Licensed Intellectual Property and/or information which: (i) is provided to Licensee by or on behalf of Licensor or to which Licensee is provided access by or on behalf of Licensor, (ii) is created developed, or otherwise generated by or on behalf of Licensor, (iii) concerns or relates to any aspect of Licensor business or products, or (iv) is, for any reason, identified or otherwise marked by Licensor as confidential; except such information which Licensee can show, clearly and convincingly: (1) is at the time of disclosure, publicly and openly known as of the Effective Date of this Agreement, (2) becomes publicly and openly known through no fault of Licensee, or (3) is in Licensee’s possession and documented prior to the commenoement of the relationship between the parties, lawfully obtained by Licensee from a source other than from Licensor, and not subject to any obligation of confidentiality or restrictions on use, or (4) is approved for release by written authorization of Licensor.

1.12.        The term “Rich Dad Advisors” means” means any authors or co- authors of a work in the “Rich Dad”, “Rich Dad Advisors”, “Rich Family”, “Rich Woman”, “Rich Life” or similar series of books and all other individuals or concerns directly or in directly related to “Rich Dad”, “Rich Dad Advisors”, “Rich Family”, “Rich Woman”, “Rich Life” or affiliated brands which may be designated by either Robert T. Kiyosaki or Kim Kiyosaki in his or her sole discretion.

1.13.        The term “Rich Dad Personalities” shall mean Robert Kiyosaki and Kim Kiyosaki.

1.14.        The term “Term” means the period of time from the Effective Date until the Agreement is terminated as provided in Section 8 hereof.

1.15.        The term “Territory” shall mean worldwide.

1.16.       The term “Trainings” shall mean Licensor-branded in person or remote product offerings in the Field to one or more recipients, including seminars, webinars and other computer or internet based trainings, and mentoring as may be offered by Licensee in the conduct of the Business in the Territory and for which a fee is charged by Licensee.

ARTICLE II
GRANT OF LICENSE

2.1.          Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, the sole and exclusive right and license in and to the Licensed Intellectual Property for the purpose of allowing Licensee to (i) develop and create Educational Materials and (ii) conduct the Business in the Territory by itself and through its subsidiaries and affiliates, Such license shall

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include, but shall not be limited to, the right to make, use, reproduce, modify, adapt, create derivative works of, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent, lease, export, import, offer for sale, sell and commercially exploit the Licensed Intellectual Property, in whole or in part. Licensor understands that Licensee intends to use the Licensed Intellectual Property, at its sole discretion, in connection with the Business, Licensee may, but is not obligated to, to display Licensee’s copyright notice on any works or materials containing the License Marks.

2.2.          Licensee has the right to modify the Licensed Intellectual Property and to create derivative works (the “Derivative Works”); provided that such Derivative Works may be used, copied, distributed, performed and/or displayed only in connection with the Business; and provided further that Licensee will not distribute or sublicense products embodying the Derivative Works other than to end users for personal use only and not for re-sale, distribution or re-licensing. Licensee will be deemed the owner of all Derivative Works.

ARTICLE III
LIMITATIONS, RESTRICTIONS, COVENANTS

3.1           During the Term, the Licensee shall not use the Licensed Intellectual Property other than as permitted by this Agreement.

3.2           Licensor shall not, during the Term grant any third party a license to use the Licensed Intellectual Property within the Exclusive Field of Use. During the term of this Agreement, neither Licensor nor any of its Affiliates may (1) engage, directly or indirectly, in the Exclusive Field of Use, or (2) contact, solicit, or direct any person or entity to contact or solicit, any of the customers of Licensee (or customers set forth in the Customer Data) for the purpose of providing any products or services that are the same or similar to those offered by the Licensee in the Business.

3.3           Licensee may distribute goods and services embodying the Licensed Intellectual Property to end users for personal use only and not for resale, distribution or re-licensing by such end users.

3.4           Licensee acknowledges and agrees that, except as otherwise specifically provided for herein, this Agreement grants Licensee no title or right of ownership in or to the Licensed Intellectual Property. Licensee shall not at any time do or cause to be done any act, omission, or thing contesting or in any way impairing or tending to impair any part of Licensor’s right, title and interest in the Licensed Intellectual Property.

3.5           In the event Licensee shall be deemed to have acquired any ownership rights in the Licensed Intellectual Property, the Licensee shall assign, and agrees to execute all documents reasonably requested by Licensor to assign, all such rights in the Licensed Intellectual Property to Licensor or its nominee.

3.6           Licensee acknowledges the validity of the Licensed Marks. The Licensed Marks (and all versions and derivatives thereof) are owned by Licensor and shall be and remain the

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exclusive property of Licensor, All rights in and to the Licensed Marks other than those specifically granted to the Licensee herein, arc reserved to Licensor for its own use and benefit. The Licensee shall not acquire any ownership rights in or to the Licensed Marks.

3.7           Licensee shall own all work product including, but not limited to, ideas, any and all concepts, inventions, designs, trademarks, tradenames, service marks, trade dress, logos, course content, Educational Materials, Customer Data (including client lists) generated through the conduct of the Business, programs, software, reports, or other intellectual property and tangible work product, produced by Licensee or any of its Affiliates or their officers, directors, employees, agents, or consultants pursuant to this Agreement, and all prior drafts, derivations or versions thereof, regardless of whether such were incorporated into the Business (collectively “Work Product”), shall be and remain the sole and exclusive property of Licensee when produced. No license or right is granted hereunder at any time from Licensee to Licensor whether expressly or by implication, estoppel or otherwise, arising out of or related to Licensee conduct of the Business or any Work Product.

ARTICLE IV
CONFIDENTIALITY

4.1           Each party acknowledges the other’s Confidential Information is unique and valuable and was developed or otherwise acquired by the other at great expense, and that any unauthorized disclosure or use of the other’s Confidential Information would cause the other irreparable injury loss for which damages would be an inadequate remedy. The party agrees to hold such Confidential Information in strictest confidence, to use all efforts reasonable under the circumstances to maintain the secrecy thereof, and not to make use thereof other than in accordance with this Agreement, and not to release or disclose Confidential Information to any third party without the other’s prior written consent, subject to a court order, or subject to a sublicense consistent with this Agreement and requiring the sublicensee to maintain the Confidential Information in strictest confidence, to use all efforts reasonable under the circumstances to maintain the secrecy thereof, not to make use thereof other than in accordance with the sublicense Agreement, and not to release or disclose Confidential Information to any third party without the other’s prior written consent.

4.2           Each party further acknowledges that any violation of this Section 4, shall constitute a material breach of this License Agreement resulting in irreparable injury to the non-breaching party and agree that, in addition to any and all other rights available to the non- breathing party by law or by this Agreement, the non-breaching party shall have the right to have an injunction entered against the party to enjoin any further violations of this Agreement.

ARTICLE V
LICENSE FEES AND REPORTING

5.1           In consideration of the Licenses granted hereunder, the Licensee shall pay to Licensor a royalty in the amount of [***] of the Licensee’s Cash Sales. Royalties with respect to Cash Sales shall be paid monthly to Licensor within [***] of the end of the applicable month. Payments will be made in U.S. Dollars.

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5.2           Licensee shall render to Licensor, a written statement, in such form as Licensor may reasonably request, setting forth the Trainings sold during each month Accounting Period, the applicable sales price, and such other information as Licensor may reasonably request to verify the royalty payments due hereunder. Such statement shall be provided whether or not a royalty payment for the Accounting Period is to be made. The Licensee shall keep such written records respecting the sales of Trainings as Licensor may reasonably request so that royalties payable hereunder may be accurately determined, and shall permit such records to be examined by Licensor or its authorized representative upon reasonable prior written notice at any reasonable time during regular business hours to verify the records, reports and payments herein provided.

5.3           Licensee shall be responsible for, and shall pay, all sales, value added and similar taxes, if any, which may be imposed on any receipts of the Trainings sold hereunder, as well as any other tax based upon Licensee’s use of the Licensed Intellectual Property in connection with the Business.

5.4           Notwithstanding the foregoing, subject to and in accordance with the terms and conditions of that certain Royalty Payment Agreement dated March 15, 2013 (“RPA”) by and between Licensee as “Company” and Licensor as “Holder” (which RPA Licensor and Licensee hereby each ratify and affirm), Licensee may, at its option, issue and deliver and Licensor agrees to accept at a convertible promissory note in substantially the form provided for in the RPA (each, a “Note” and collectively, the “Notes”) as payment for [***] of each royalty payment owing under the terms of the Licensing Agreement. In addition, the Licensee may, with the consent of Licensor, issue and deliver and Licensor agrees to accept a Note as payment for [***] of each royalty payment owing under the terms of the Licensing Agreement. The principal amount of each Note shall equal the portion of such royalty payment that the Company has elected to pay via a Note. Each Note shall automatically convert into shares of Preferred Stock upon a Change of Control as provided in such Note. For purposes of this Agreement, the term “Preferred Stock” shall mean shares of the Company’s Series A Preferred Stock pursuant to the Certificate of Designation in substantially the form attached provided for in the RPA (the “Certificate of Designation”). In the event of a conflict between the terms and conditions of this Agreement and those of the RPA, the term and conditions of the RPA shall control. Licensor and Licensee agree that any subsequent cash payment of royalties under this Agreement shall first be applied to any outstanding balances on the Notes on a first in, first out basis.

5.5           LICENSOR ACKNOWLEDGED AND AGREES THAT NO REPRESENTATIONS OR STATEMENTS OF ACTUAL, AVERAGE, PROJECTED OR FORECASTED SALES, PROFITS, ROYALTIES, OR EARNINGS HAVE BEEN MADE WITH RESPECT TO THE BUSINESS CONTEMPLATED BY THIS AGREEMENT,

ARTICLE VI
LICENSEE’S ADDITIONAL OBLIGATIONS

6.1           Licensee shall meet the following performance standards:

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6.1.1         Timeliness. Service Level/Average Speed of Answer. This is how quickly the average telephone call is answered. Licensee’s goal is to answer [***] of the calls within [***].

6.1.2         Abandonment or percentage of calls not answered. Licensee’s goal is less than [***] should abandon within [***] of the execution of the definitive license agreement, [***] and [***]. Licensee will test announcing current hold time to anyone who is placed on hold.

6.1.3         Responsiveness to satisfy customers who call/write or e-mail or otherwise communicate with a concern or complaint. Licensee’s goal shall be to have an initial response within [***] of the time. The goal is to conclude the complaint handling, which would include the customer being notified and agreeing to the handling as quickly as possible. Licensee’s goal is to resolve [***] of its complaints within [***]. Refund requests received in writing will be resolved, meaning an official determination on the refund will be issued within [***] of the time. Should the customer issue a rebuttal to the determination, the process will start over again the date of the written rebuttal.

6.1.4         Lagging Indicators. Those indicators that if managed correctly, should lead to a reduction in certain areas of customer complaints and a resultant rise in overall customer satisfaction.

6.1.5         Source of Complaints. Customer Complaints from the following sources should be reviewed and categorized in order to understand how the organizations of people or processes need to be improved to avoid receiving a similar complaint in the future:

  a.       Any of the Rich Dad Personalities
  b.       Licensor
  c.       Any Attorney General Complaint
  d.      Any Complaint from a Private Attorney
  e.       Any Better Business Bureau (“BBB”) Complaint

6.2.          Licensee shall report on each of the above performance standards on a weekly basis, in a form suitable to Licensor, in Licensor’s discretion, subject to change by Licensor from time-to-time.

ARTICLE VII
QUALITY CONTROL

7.1.          Licensee shall provide Licensor, without charge, additional samples of each item of Educational Materials from time to time as Licensor may request.

7.2.          At the expense of Licensee, Licensor shall have the right to audit seminar quality through attendance as follows: Up to [***] fulfillment seminars per year and up to [***]

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advanced training seminars per year.

7.3.          Licensor shall provide Licensee with access to at least [***] Licensor employee with current knowledge of Licensor, the Licensed Intellectual Property, and Licensor’s brand marketing strategies.

7.4.          Licensee shall provide Licensor, and the Rich Dad Personalities access to Licensee employees, subject matter experts and independent contractors for the purpose of providing feedback between the parties related to seminar content and presentations, marketing and advertising review support, and product development and integration related to the Licensor brand and Licensor customers; provided that Licensor and Licensor’s Affiliates shall not directly or indirectly solicit, hire or interfere with the relationship of Licensee and such employees and to keep confidential any information relating to Licensee and furnished to Licensor, using the same degree of care as Licensee uses to protect its own confidential information. Notwithstanding the foregoing, Licensor may also work with subject matter experts and independent contractors on activities, events and projects unrelated to Licensee.

ARTICLE VIII
BOARD MEMBERSHIP

8.1.         Licensor and Licensee each acknowledge and agree that Licensee, acting through its Board of Directors, appointed Anthony C. Humpage to the Licensee’s Board of Directors as the Licensor’s Designee. Henceforth, Licensee agrees to (i) include in its annual proxy statements (or any other solicitations of stockholder consent) the nomination and recommendation of the BOD that the shareholders approve the re-election or appointment, as the case may be, of the Licensor Designee to the Licensee’s Board of Directors and (ii) use its reasonable best efforts to obtain such approval.

8.2.          If at any time Licensor shall notify Licensee of its desire to remove, with or without cause, any Licensor Designee, the Licensee, as the case may be, shall use its reasonable best efforts to cause the removal of such Licensor Designee from the Licensee Board.

8.3.          If at any time any Licensor Designee ceases to serve on the Licensee Board (whether by reason of death, resignation, removal or otherwise), Licensor shall be entitled to designate a successor director to fill the vacancy created thereby, Licensee shall use its best efforts without any undue delay to cause such successor to become a director of the Licensee, respectively.

8.4           Licensee covenants and agrees that so long as the Licensor Designee shall continue to serve on the Licensee’s Board of Directors, and thereafter so long as the Licensor Designee shall be subject to any possible proceeding by reason of the fact that the Licensor Designee served on the Licensee’s Board of Directors, Licensee, subject to Section 8.4., I, shall promptly obtain and maintain in full force and effect Director’s and Officer’s

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liability insurance (“D&O Insurance”) In reasonable amount, but not event less [***], from established and reputable insurers. In all policies of D&O Insurance, the Licensor Designee shall be named as an insured in such a manner as to provide the Licensor Designee the same rights and benefits as are accorded to the most favorably insured of the Licensee director. Upon reasonable request, Licensee shall provide Licensor Designee or his or her counsel with a copy of all D&O Insurance applications, binders, policies, declarations, endorsements and related materials.

8.5           Section 8.4 notwithstanding, the Licensee shall have no obligation to obtain or maintain D&O Insurance if the Licensee’s Board of Directors determines in good faith by a two thirds (2/3) majority of its members, that the premium costs for such insurance are substantially disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Licensee is covered by similar insurance maintained by a subsidiary of Licensee. In making any determination to eliminate or reduce D&O Insurance coverage, the Board shall seek the advice of independent legal counsel or other advisors experienced in the review and analysis of D&O coverage.

8.6.          Promptly after (i) learning of facts and circumstances that may give rise to a proceeding, Licensee shall notify its D&O Insurance carriers, if such notice required by the applicable policies, and any other insurance providing applicable insurance coverage to the Licensee, of such facts and circumstances, or (ii) receiving notice of a proceeding, whether from Licensor Designee or otherwise, Licensee shall give prompt notice to its D&O Insurance carriers and any other insurance providing applicable insurance coverage to the Licensee in accordance with the requirements of the respective insurance policies. Licensee shall thereafter take all appropriate action to cause such insurance carriers to pay on behalf of Licensor Designee, all expenses incurred or to be incurred, and liability incurred, by Licensor Designee with respect to such proceedings in accordance with the terms of the applicable D&O Insurance policies.

8.7.          Any of obligation of Licensee pursuant to this Article VIII (other than Sections 8.4 and 8.6, which shall survive according to their terms) shall be effective following the Effective Date and shall terminate and be of no further force or effect upon the expiration or early termination of this Agreement.

ARTICLE IX
WARRANTIES AND REPRESENTATIONS

9.1           Licensor warrants and represents that;

 9.1.1        It is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Nevada with all requisite power and authority to execute, deliver and perform this Agreement.

 9.1.2        All necessary actions on the part of Licensor have been duly taken to authorize the execution, delivery, and performance of the Agreement by Licensor.

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9.1.3        This Agreement has been duly authorized, executed, and delivered by Licensor, constitutes the legal, valid, and binding obligation of Licensor and is enforceable in accordance with its terms.

9.1.4        It has the right to grant the licenses and enter into this Agreement without seeking the approval or consent of any third party and without payments to any third party;

9.1.5        There are no existing or threatened claims or proceedings by any entity relating to the Licensed Intellectual Property or challenging Licensor’s ownership of the same;

9.1.6        None of the Licensed Intellectual Property are subject to any outstanding order, decree, judgment, stipulation, written restriction, undertaking or agreement limiting the scope or use of the Licensed Intellectual Property or declaring any of it abandoned;

9.1.7        The Licensed Intellectual Property, or any portion thereof, does not interfere with, infringe, or misappropriate, or violate the intellectual property right of any third party and Licensor has not received any charge, complaint, claim, or notice alleging any such interference, infringement, misappropriation or violation nor does Licensor have any knowledge that any such charge or claim may be forthcoming; and

9.1.8        Any trade secrets comprising part of the Licensed Intellectual Property have been properly maintained as trade secrets.

9.2          Licensee warrants and represents that:

9.2.1       It is a corporation duly organized, validly existing, and in good standing under the laws of the state of Colorado, with all requisite corporate power and authority to execute, deliver and perform this Agreement.

9.2.3        All necessary corporate proceedings of Licensee have been duly taken to authorize the execution, delivery, and performance of the Agreement by Licensee.

9.2.4        This Agreement has been duly authorized, executed, and delivered by Licensee, constitutes the legal, valid, and binding obligation of Licensee and is enforceable in accordance with its terms.

9.2.5        Licensee has all rights necessary and is fully authorized to enter into and perform under this Agreement; and

9.2.6        There are no existing or threatened claims or proceedings by any entity against Licensee that would impair Licensee’s ability to perform under this agreement.

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ARTICLE X
TERM AND TERMINATION

           10.1     The license hereunder shall commence upon the Effective Date and shall expire on the [***] anniversary thereof; provided however, that if the effective date is not the first day of a calendar month then the Term shall expire on the last day of the calendar month in which [***] anniversary of the Effective Date occurs. Notwithstanding the foregoing, the Term shall automatically renew for successive one year periods unless either party provided written notice of termination not less, than [***] prior to the expiration of the then current Term unless sooner terminated pursuant to Section 10.2.

10.2 The license hereunder may be terminated at any time:

             10.2.1. By either party in the event of a breach of this Agreement by another party that is susceptible of cure, immediately, upon the end of a [***] period after written notice of such breach to the breaching party, if such breach is not cured within the [***] period; provided, however, as long as the breaching party is diligently attempting to cure such breach for such [***] period, such cure period shall be extended by an additional period as may be required to cure such violation, but in no event more than an additional [***].

             10.2.2. By either party, immediately, if the other party becomes insolvent, makes an assignment for the benefit of its creditors, or becomes the subject of any bankruptcy or insolvency proceedings, and such proceedings are not removed within sixty (60) days of their initiation.

10.2.3. By either party, if the other party ceases to do business.

10.2.4. By Licensee, immediately, in the event Licensee is enjoined from using any of the Licensed Intellectual Property by a court of competent Jurisdiction.

10.2.5. By Licensee, upon the occurrence of a Change in Control Of Licensor Event. For the purposes of this Agreement, the term “Change in Control of Licensor Event” shall mean”

          10.2.5.1. any person (other than any of the Rich Dad Personalities, or any company owned, directly or indirectly, by the Rich Dad Personalities in substantially the same proportions as their membership interests of Licensor), is or becomes the Owner (as hereinafter defined), directly or indirectly, of membership interests of Licensor representing [***] or more of the membership interests of Licensor;

          10.2.5.2. a merger, consolidation, reorganization, or other business combination of Licensor with any other entity, other than a merger or consolidation which would result in the membership interests of the Rich Dad Personalities existing immediately prior thereto continuing to represent (either by continuing to exist or by being converted into membership interests or voting

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securities, as the case may be, of the surviving entity) more than [***] of the combined membership interests or voting power of the voting securities of Licensor or such surviving entity outstanding immediately after such merger or consolidation; or

          10.2.5.3. the members of Licensor approve a plan of complete liquidation of Licensor or the consummation of the sale or disposition by Licensor of all or substantially all of Licensor’s assets other than (x) the sale or disposition of all or substantially all of the assets of Licensor to a person or persons who the Owner, directly or indirectly, of at least [***] or more of the combined membership interests of Licensor at the time of the sale or (y) pursuant to a spin- off type transaction, directly or indirectly, of such assets to the members of Licensor.

          10.2.5.4. For the purposes of this Section 10.2.5, the term “Owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares (i) the power to vote, or to direct the voting of such membership interest, or (ii) the power to dispose, or to direct the disposition of, such membership interest.

          10.3      Notwithstanding anything else in this Agreement to the contrary, the Term of this Agreement shall terminate, without further action of either Licensor or Licensee, upon the occurrence of a Change in Control of Licensee Event. For the purposes of this Agreement, the Term “Change in Control of Licensee Event” shall mean:

           10.3.1. any “person” as such term is used in Sections l3(d) and 14(d) of the Securities Exchange Act of 1934, as amended, (other than Licensor, Licensee, any trustee or other fiduciary holding securities under any employee benefit plan of Licensee, or any company owned, directly or Indirectly, by the shareholders of Licensee in substantially the same proportions as their ownership of common stock of Licensee), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Licensee representing [***] or more of the combined voting power of Licensee’s then outstanding securities;

           10.3.2. during any period of [***], individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with Licensee to effect a transaction described in paragraph (a), (c), or (d) of this Section) whose election by the Board or nomination for election by Licensee’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the [***] or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

10.3.3. a merger, consolidation, reorganization, or other business combination of Licensee with any other entity, other than a merger or consolidation which would result

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in the voting securities of Licensee outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than [***] of the combined voting power of the voting securities of Licensee or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of Licensee (or similar transaction) in which no person [***] or more of the combined voting power of Licensee’s then outstanding securities shall not constitute a Change in Control; or

          10.3.4. the shareholders of Licensee approve a plan of complete liquidation of Licensee or the consummation of the sale or disposition by Licensee of all or substantially all of Licensee’s assets other than (x) the sale or disposition of all or substantially all of the assets of Licensee to a person or persons who beneficially own, directly or indirectly, at least [***] or more of the combined voting power of the outstanding voting securities of Licensee at the time of the sale or (y) pursuant to a spin-off type transaction, directly or Indirectly, of such assets to the shareholders of Licensee.

            10.4  Upon termination of the license hereunder, all rights and privileges in and to the Licensed Intellectual Property granted to the Licensee herein shall automatically revert to Licensor or its nominee, and the Licensee shall immediately cease any use thereof.

            10.5   Licensee shall, for a period of [***] (“Sell-Off Period”) following the effective date of termination of the license granted by Licensor hereunder, have the right to fulfill commitments made to customers during the Term. The provisions of this Agreement shall apply with full force and effect during the Sell-Off Period, Upon expiration of the Sell-Off Period, Licensee shall immediately cease and desist from using or displaying any forms of advertising containing any of the Licensed Marks.

            10.6  Section 3,7; and Articles IV (Confidentiality); IX (Warranties and Representations); XI (Indemnification); and X1I1 (Miscellaneous) hereof shall survive termination (for any reason) of this Agreement.

ARTICLE XI INDEMNIFICATION

            11.1  Each party shall defend, indemnify and hold harmless the other party and their respective Affiliate and their respective officers, directors, agents, contractors, employees, successor, and assigns from and against all claims, demands or causes of action, as well as any and all damages, expenses, costs, interest and reasonable legal fees, including such fees incurred on appeal, in any way related to, arising out of or connected with a breach of the indemnifying party’s representations, warranties or covenants under this Agreement.

            11.2   EXCEPT FOR AMOUNTS PAYABLE TO THIRD PARTIES IN CONNECTION WITH CLAIMS SUBJECT TO THE INDEMNIFICATION PROVISIONS OF SECTION 9.1 OR A BREACH OF EITHER PARTY’S OBLIGATIONS UNDER SECTION 5, NEITHER PARTY WILL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO THE OTHER PARTY FOR ANY LOST PROFITS OR ANY OTHER SPECIAL, INDIRECT OR

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CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT EVEN IF THE PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE XII INDEPENDENT DEVELOPMENT

Nothing in this Agreement shall be construed as restricting Licensee’s right or ability to acquire, license, develop, manufacture or distribute for itself, or have others acquire, license, develop, manufacture or distribute for Licensee, adult education products and services, or technology performing the same or similar functions as the adult education products and services, or technology contemplated by this Agreement, or to market or distribute such same or similar adult education products and services, or technology in addition to, or in lieu of, the adult education products and services, or technology contemplated by this Agreement including, whether in the conduct of the Business or otherwise.

ARTICLE XIII MISCELLANEOUS

          13.1. No Waiver. The failure of any party to this Agreement to enforce any particular provision of this Agreement at any time shall not be construed as a waiver of such provision or provisions for any future dealing between the parties; nor shall it in any way affect the validity of this Agreement or any portion thereof, or any party’s ability to enforce such provision at any time in the future. No party’s failure to act on a breach by the other party shall be construed as a future waiver of any subsequent breach of the same or other provisions of this Agreement.

          13.2. Notices. All notices and other written communications required to be given under this Agreement shall be in writing and shall be delivered to the addressee in person, mailed by registered or certified mail, return receipt requested, or by reputable overnight courier. Any such notice shall be deemed to be delivered, given and received for all purposes as of the date so delivered, if delivered personally, or, if sent by certified or registered mail, three days following the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, postage and charges prepaid. The addresses of the parties (until written notice of change shall have been given) shall he as follows:

To Licensor

With a copy to:

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To Licensee:

With a copy to:

          13.3. Alternative Dispute Resolution. Unless the parties expressly agree otherwise in writing, any dispute, controversy or claim between the parties related to interpretation or enforcement of this Agreement will be determined by binding arbitration in accordance with the rules of Judicial and Administrative Mediation Services (hereinafter “JAMS”), If the parties cannot agree on a JAMS arbitrator 20 calendar days after notification of the claim, JAMS will appoint an arbitrator to hear the matter and not by court action. The parties shall share equally all initial costs of arbitration. All decisions of the arbitrator shall be final, binding, and conclusive on all parties. Notwithstanding the above, claims related to termination of this Agreement, intellectual property, confidentiality and/or injunctive relief will not be subject to arbitration. The prevailing party shall be entitled to reimbursement of attorneys’ fees, costs, and expenses incurred in connection with the arbitration or litigation.

13.4. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Arizona, without regard to federal or state choice of law principles.

          13.5. Choice of Forum. Any action brought to enforce or interpret the terms of this Agreement shall be brought exclusively in either the Superior Court of the State of Arizona in and for the County of Maricopa; or the United States District Court for the District of Arizona, located in Phoenix, Arizona.

          13.6. Amendment. This Agreement, including all exhibits attached hereto, may not be amended or modified except by a document signed by all parties. Such Amendments or Addenda shall specifically reference this Agreement and, to the extent that existing rights or obligations are modified, shall specifically identify the Section(s) of this Agreement affected by the Amendment or Addendum.

          13.7. Representation by Attorney. Each party to this Agreement has either: (a) been represented by an attorney of their choice in connection with the negotiation and execution of this Agreement; or (b) declined to be so represented by an attorney after having a reasonable opportunity to secure such representation.

          13.8. Entire Agreement. This Agreement, along with any attachments, exhibits, schedules and documents specifically referenced herein, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior communications, writings and other documents with regard thereto. No modification, amendment or waiver of any provision hereof shall be binding upon either party hereto unless it

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is in writing and executed by both of the parties hereto or, in the case of a waiver, by the party waiving compliance.

          13.9. No Assignment. Neither party may assign this Agreement without the other party’s prior written consent. Notwithstanding the foregoing, either party may assign this Agreement without the other party’s prior written consent in the event of a merger, acquisition, reorganization, change in control, or sale of substantially all of the assets or business of such assigning party. Any assignment in conflict with this provision shall be void.

          13.10. Further Documents. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement. Without limiting the generality of the foregoing, the parties shall each execute and deliver such Instruments as are necessary to terminate, as of the Effective Date, that certain Rich Dad Operating Company, LLC Licensing Agreement and such other agreements between the parties executed pursuant, including, but not limited to, a termination of the Cash Collateral Account, Escrow and Security Agreement, and to issue joint instructions to Escrow Agent to release all funds in the Cash Collateral Account to Licensee, For the purposes of this paragraph, terms that in bold font shall be given the meaning ascribed to them in the Cash Collateral Account, Escrow and Security Agreement.

          13.11. Relationship of the Parties. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between the parties. None of the provisions contained in this Agreement nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than the relationship specified in this Agreement.

          13.12. Captions. The division of this Agreement into and the use of captions for paragraphs are for Convenience of reference only and shall not affect the interpretation or construction of this Agreement.

          13.13. Severability. In the event any provision of this Agreement or the application of any provision shall be held by a tribunal of competent jurisdiction to be contrary to law, then, the remaining provisions of this Agreement shall be unimpaired, and the illegal, invalid or unenforceable provision shall be replaced by a provision, which, being legal, valid and enforceable, comes closest to the intent of the parties underlying the illegal, invalid or unenforceable provision. In any event, an illegal, invalid or unenforceable provision shall not affect the enforceability or the validity of the remaining terms or portions thereof, and each such unenforceable or invalid provision or portion thereof shall be severable from the- remainder of this Agreement.

          13.14. Cost of Enforcement. If a party commences any arbitration, action at law or in equity, or for declaratory relief, in appellate proceedings, to secure or protect any rights under, or to enforce any provision of, this Agreement, then, in addition to any judgment, order, or other relief obtained in such proceedings, the prevailing party shall be entitled to recover from the losing party all reasonable costs, expenses, and attorneys’ fees incurred by the party in

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connection with such proceedings, including, attorneys’ fees incurred for consultation and other legal services performed prior to the filing of such proceeding.

13.15. Successors. The terms of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the successors, assignees, and transferees of the parties hereto.

          13.16. No Intended Third Party Beneficiaries. The parties acknowledge and agree that there are no intended third party beneficiaries of this Agreement, including without limitation, other licensees of the Rich Dad brand and intellectual property or students of the Business.

          13.17. Counterparts/facsimile. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single instrument. This Agreement may be executed by any party by delivery of a facsimile signature, which shall have the same force and effect as an original signature. Any party which delivers a facsimile signature shall promptly thereafter deliver an originally executed signature to the other parties; provided, however, that the failure to deliver an original signature page shall not affect the validity of any signature delivered by facsimile.

13.18. Board Approval. Licensor acknowledges and agrees that the effectiveness and enforceability of this Agreement are subject to the ratification of the Board of Directors of Licensee.

Rich Dad Operating Company, LCC		Tigrent Inc.

By:		By:

Name:Anthony C. Humpage
Name:	Michael R Sullivan

Title: Chief Executive Officer
Title:	Chief Executive Officer

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Exhibit 2

FIRST AMENDMENT

TO RICH DAD OPERATING COMPANY, LLC

LICENSING AGREEMENT

This FIRST AMENDMENT TO RICH DAD OPERATING COMPANY, LLC LICENSING AGREEMENT (this “First Amendment”) is dated as of the 22nd day of April 2014 (the “First Amendment Date”), by and between (a) Rich Dad Operating Company, LLC, a Nevada limited liability company (“Licensor”) and (b) Tigrent Inc., a Colorado corporation (“Licensee”).

RECITALS

WHEREAS, Licensor and Licensee entered into that certain Rich Dad Operating Company, LLC License Agreement with an effective date of September 1, 2013 (, the “License Agreement”), a copy of which License Agreement is attached as Exhibit A; and

WHEREAS, Licensor and Licensee have agreed to modify the License Agreement pursuant to the terms and conditions of this First Amendment; and

NOW, THEREFORE, to these ends and in consideration of the mutual covenants contained herein, as well as the mutual benefits to be derived herefrom, Licensor and Licensee hereby agree as follows:

1.         Definitions. Terms that are capitalized and not otherwise defined shall be given the meaning ascribed to them in the License Agreement.

2.         Amendment of License Agreement. The License Agreement is hereby amended as follows:

(a)            Article I, Definitions, is hereby amended to add the following new section 1.17:

1.17      “The term “Permitted Products” means Licensor’s or the Rich Dad Personalities current products as set forth on Schedule 1.17 attached to this Agreement. If Licensor desires to amend Schedule 1.17 to add other or new Licensor or Rich Dad Personalities product(s), such amendment shall require the consent of Tigrent, which consent shall not be unreasonably withheld. Licensor shall request such amendment in writing and shall include with such request a sample of the product Licensor is requesting to add to Schedule 1.17 (or if a sample is not readily available, a written description of such product in sufficient detail to enable Tigrent to make an informed decision about whether or not to grant consent) and Tigrent shall thereafter respond to such request within [***], failing which such product shall be deemed approved by Tigrent.

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(b)            Section 1.7 is hereby deleted in its entirety and the following new Section 1.7 is substituted in its place:

“The term ‘Exclusive Field of Use’ means live, on-line, or on-demand seminars, webinars, and training courses in the Field delivered through any form of communication or media. Excluded from the Exclusive Field of Use are: (i), live in-person seminars, and in-person or recorded webcasts, video chats, podcasts, webinars, instant messages, Twitter or Facebook messages and presentations conducted by Licensor, any affiliate of Licensor, or any third party, at which any of the Rich Dad Personalities are featured speakers (each, a “Permitted Event” and collectively, “Permitted Events”), it being acknowledged and agreed by the Parties that Permitted Events may include, the sale of Permitted Products at the Permitted Event; and (ii) live, in-person classes taught in schools (K-12), colleges or universities to matriculate students as part of an academic curriculum,”

(c)            Section 5.1 is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, the royalty payable on Licensee’s Cash Sales made during the period of January 1, 2014 through December 31, 2014 shall be reduced from [***]to [***]. Licensor acknowledges and agrees that Licensee has overpaid royalties for the period of January 1, 2014 through February 28, 2014 at [***] and that, therefore, Licensee may take a credit in the amount of such overpayment against royalties coming due.

(d)           Article VIII “Board Membership” is hereby deleted in its entirety.

3.         Full Force and Effect. Except as specifically modified by this First Amendment, all of the remaining terms and conditions set forth in the License Agreement shall remain unchanged and in full force and effect.

4.         Term and Termination. This First Amendment does not affect the Term and Termination, Article X of the License Agreement, and thus the License Agreement, as amended, will expire on September 1, 2018, provided that written notice of termination is given not less than three (3) months prior to the expiration date.

5.         Facsimile Counterparts. This First Amendment may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same original.

6.         Incorporation by Reference. All of the recitals in the License Agreement and this First Amendment, together with the exhibits to the License Agreement and this First, Amendrnent, are incorporated in and made a part of the License Agreement by this reference.

2

WITNESS WHEREOF, the undersigned have caused the parties hereto to enter into this Agreement effective the First Amendment Date.

Rich Dad Operating Company, LLC,		Tigrent Inc.,
A Nevada limited liability company		a Colorado corporation

By:		By:
	Michael R. Sullivan	Anthony Humpage
	Chief Executive Officer	Chief Executive Officer

3

First Amendment, are incorporated in and made a part of the License Agreement by this reference.

WITNESS WHEREOF, the undersigned have caused the parties hereto to enter into this Agreement effective the First Amendment Date.

Rich Dad Operating Company, LLC,		Tigrent Inc.,
A Nevada limited liability company		a Colorado corporation

By:		By:
	Michael R. Sullivan	James E. May
	Chief Executive Officer	Chief Administrative & Gen. Counsel Officer

3

Exhibit 3

RICH DAD OPERATING COMPANY, LLC
CREDIT AGREEMENT

This Rich Dad Operating Company, LLC Credit Agreement (“Agreement”) is made on March 25, 2011 by and between Rich Dad Operating Company, LLC, a Nevada limited liability company (“RDOC”) whose address is 4330 North Civic Center Plaza, Suite 101, Scottsdale, Arizona 85281, Rich Global, LLC, a Wyoming limited liability company (“RG”) whose address is 4330 North Civic Center Plaza, Suite 101, Scottsdale, Arizona 85281 and Tigrent Inc. a Colorado corporation, (“Borrower”) whose address is 1612 E. Cape Coral Parkway, Cape Coral, FL 33904, RDOC, RG and Borrower am sometimes herein referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, RG, Borrower and Rich Dad Education, LLC, a Wyoming limited liability company (“RDE”) were parties to that certain License Agreement, dated July 18, 2006 (“RDE License Agreement”), which RDE License Agreement was terminated in May 2010; and

WHEREAS, RDOC, RG, and Borrower are parties to that certain Rich Dad Operating Company, LLC Licensing Agreement (“2010 License Agreement”) with an effective date of March 16, 2010; and,

WHEREAS, royalties in the aggregate amount of [***]currently due and payable under the RDE License Agreement remain unpaid as of the date hereof (“Unpaid RDE Royalties”); and,

WHEREAS, unpaid Current Royally Payments and Unfilled Royalty Payments (as such terms are defined in the 2010 License Agreement), totaling in the aggregate [***], are due and payable under the 2010 License Agreement for the time period of January 1, 2010 through December 31, 2010 as of the date hereof (“Unpaid Tigrent Royalties”) (such Unpaid RDE Royalties and Unpaid Tigrent Royalties hereinafter referred to collectively as “Unpaid Royalties”); and,

WHEREAS, the non-payment of the Unpaid Tigrent Royalties has resulted in a shortfall of the funding of the Escrow Account as provided for in Section 3.2 (a)(ii) of the 2010 License Agreement in the amount of [***] (“Escrow Account Shortfall”); and

WHEREAS, RDOC, RG, and Tigrent wish to resolve the matter of Unpaid Royalties and to fund the Escrow Account Shortfall in accordance with the terms and conditions of this Agreement,

NOW, THEREFORE, in consideration of the foregoing, the Parties agree as follows:

ARTICLE I
EXTENSION OF CREDIT

Section 1.1. - Credit Commitment. Subject to the terms and conditions of this Agreement, RDOC agrees to extend to Borrower, and Borrower agrees to accept from RDOC, credit in the principal amount of [***] (the “Loan”). The Loan shall be evidenced by a promissory note executed by Borrower, dated as of Closing (as defined in Section 7.1(b) herein), substantially in the form attached hereto as Exhibit A and drawn to the order of RDOC in the principal amount of the Loan (the “Note”), the provisions of which are incorporated by reference. The Parties agree that the Loan will be credited to the Unpaid Royalties in full satisfaction thereof.

Section 1.2 - Loan Documents. The Agreement, the Note, and all other documents and instruments issued in connection with the Loan are sometimes collectively referred to as the “Loan Documents”. In the event of any conflict between the terms and provisions contained in this Agreement and in any of the Loan Documents, the terms and provisions of this Agreement shall control.

Section 1.3. - Interest. So long as no Event of Default (as defined in Section 5.1 below) exists, interest on the unpaid principal balance of the Loan shall accrue at the rate of [***] per annum, commencing on January 1, 2011. Accrued interest for the [***] period ending June 30, 2011 in the amount of [***] shall be due and payable on June 30, 2011. Thereafter, accrued interest on the Note shall be due and payable in arrears, in quarterly installments, on the last day of each calendar quarter (i.e., March 31st, June 30th, September 30th and December 31st.)

Section 1.4 - Payment Schedule. The principal of the Loan shall be payable in installments according to the following schedule:

Date	Principal Installment

April 30, 2012	[***]
The last day of each calendar month commencing May 31, 2012, until fully paid.	[***]

Section 1.5 - Application of Payments. Interest payments under the Note shall be paid to RDOC. Payments of principal under the Note shall be paid, first, into the Escrow Account until the Escrow Account Shortfall has been amortized, and then to RDOC.

Section 1.6 - Optional Prepayment. Borrower shall have the right to prepay the outstanding principal without premium or penalty in whole or in part, in accordance with the terms in the Note.

(a)         Each prepayment shall be pursuant to a notice from Borrower to RDOC, which notice shall (i) specify the amount of interest and principal to be prepaid and the date of prepayment (which shall be a Business Day), (ii) be irrevocable, (iii) obligate Borrower to prepay the principal outstanding hereunder in the amount and on the date specified therein, and (iv) be effective only if received by RDOC not later than 1:00 p.m. Pacific time on a date falling not later than 5 Business Days prior to the prepayment date specified therein.

(b)         Prepaid amounts under this Section 1.6 shall first be applied to reduce accrued but unpaid interest under the Note, with the remainder then applied to reduce outstanding principal amount of the Note.

ARTICLE II
CONDITIONS PRECEDENT TO MAKING OF LOAN

Section 2.1 - Conditions Precedent. RDOC’s obligation to make the Loan under this Agreement shall be subject to the fulfillment to RDOC’s sole satisfaction, in its absolute discretion, of all of the following conditions:

(a)          Loan Documents. Borrower shall provide to RDOC the executed Note and other Loan Documents, all in form and substance satisfactory to RDOC and RDOC’s counsel.

(b)          Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to RDOC, properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note, and the other Loan Documents.

(c)          Representation and Warranties. The representations and warranties set forth in this Agreement or in the Loan Documents are true and correct as of the Closing.

(d)          No Event of Default. There shall not exist, at the time of Closing, a condition which would constitute an Event of Default under this Agreement under any other Loan Document, or the 2010 License Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1 - Representations and Warranties. Borrower represents and warrants to RDOC, as of the Closing, as of the date of any renewal, extension or modification of the Loan, and at all times, any Indebtedness (as defined in Section 7.1(e) below) exists:

(a)          Organization. Borrower is a for profit corporation which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of Borrower’s state of incorporation. Borrower is duly authorized to transact business in the State of Colorado and all other states  in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so quality would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower’s business activities.

(b)          Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Loan Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (i) any provision of Borrower’s articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or, (ii) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.

(c)          Financial Information. Each of Borrower’s audited financial statements supplied to RDOC truly and completely disclosed Borrower’s financial condition as of the date of the statement in all material respects.

(d)          Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered, will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

(e)          Binding Effect. This Agreement, the Note, and all Loan Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

ARTICLE IV
COVENANTS

Section 4.1 - Covenants. Borrower covenants and agrees with RDOC that, so long as this Agreement remains in effect, Borrower will:

(a)          Financial Records. Maintain its books and records in accordance with generally accepted accounting principles (“GAAP”), applied on a consistent basis, and to permit employees, agents or assigns of RDOC, at any reasonable time, to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records.

(b)           Financial Statements. Furnish RDOC with the following:

(i)      Annual Statements. As soon as available, but in no event later than 90 days after the end of each fiscal year, Borrower’s balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to RDOC.

(ii)     Additional Information. Furnish such additional information and statements, as RDOC may reasonably request from time to time.

(c)           Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, the Note, the other Loan Documents and the 2010 License Agreement.

ARTICLE V
DEFAULT

Section 5.1 - Event of Default. Each of the following shall constitute an Event of Default under this Agreement:

(a)           Payment Default. Borrower fails to make any payment when due under the Loan.

(b)          Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Loan Documents and such failure is not cured by Borrower within 30 days of Borrower’s written receipt of notice from RDOC setting forth the details of such failure.

(c)           Default under 2010 License Agreement. Borrower is declared in default by RDOC under Section 7.1 of the 2010 License Agreement and such event of default is not cured in accordance with Section 7.2 of the 2010 License Agreement.

(d)           False Statements. Any warranty, representation or statement made or furnished to RDOC by Borrower, or on Borrower’s behalf, under this Agreement or the Loan Documents is false or misleading in any material respect, either now, as of Closing, or at the time made or furnished, or becomes false or misleading in any material respect at any time thereafter.

(e)           Insolvency. The dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Section 5.2 - Effect of an Event of Default. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Loan Documents, all commitments and obligations of RDOC under this Agreement, the Loan Documents or the 2010 License Agreement immediately will terminate and, at RDOC’s option and sole discretion, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency” in Section 5.1(e) above, such acceleration shall be automatic and not optional, In addition, RDOC shall have all the rights and remedies provided in the Loan Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of RDOC’s rights and remedies shall be cumulative and may be exercised singularly or concurrently, Election by RDOC to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower shall not affect RDOC’s right to declare a default and to exercise its rights and remedies.

Section 5.4 - Force Majenre. Notwithstanding anything in this Agreement or other Loan Documents to the contrary, Borrower shall not be liable for any failure or delay in performance under this Agreement (including for delay in the payment of money due and payable under the Loan Documents) to the extent said failures or delays are caused by conditions beyond Borrower’s control including, but not limited to Acts of God, government sanctions or restrictions, quarantines, strikes, riots, wars or other military action, civil disorder, acts of terrorism, rebellions or revolutions, fires, floods, vandalism, sabotage or the acts of third parties, and/or any other cause beyond Borrower’s reasonable control; provided that, as a condition to the claim of nonliability, Borrower shall give RDOC prompt written notice, with full details following the occurrence of the cause relied upon.

ARTICLE VI
MISCELLANEOUS PROVISIONS

The following miscellaneous provisions are a part of this Agreement:

Section 6.1 - Term. This Agreement shall be effective as of March 25, 2011, and shall continue in full force and effect until such time as all Indebtedness has been paid in full, or until such time as the Parties may agree in writing to terminate this Agreement.

Section 6.2 - Release. Effective upon Closing, RDOC and RG, on behalf of themselves and their respective past, present and future members, affiliates, successors and assigns, hereby release and forever discharge RDE and Borrower and their respective past, present and future subsidiaries, employees, directors, officers, shareholders, attorneys, agents, successors and assigns, for, from and against any and all demands, damages, losses, costs, expenses, obligations, liabilities, claims, actions, causes of action, judgments, penalties and suits of any kind, nature or description whatsoever, whether or not now known, suspected or unsuspected, in contract or in tort, at law, in equity, or otherwise, heretofore or hereafter occurring, accruing or arising, that RDOC or RG has, may have or may have had based upon or arising out of the Unpaid Royalties, The releases provided for in this paragraph shall not extend to the obligations of Borrower under this Agreement, the Note, the other Loan Documents, or the 2010 License Agreement.

Section 6.3 - Amendments. This Agreement, together with any Loan Documents, constitutes the entire understanding and agreement of the Parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the Party or Parties sought to be charged or bound by the alteration or amendment,

Section 6.4 - Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of RDOC’s costs and expenses, including RDOC’s attorneys’ fees and RDOC’s legal expenses, incurred in connection with the enforcement of this Agreement. RDOC may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Such costs and expenses include RDOC’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Section 6.5 - caption Headings, Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Section 6.6 - Governing Law. This Agreement will be governed by, construed and enforced in accordance with federal laws and the laws of the State of Arizona. This Agreement has been accepted by RDOC in the State of Arizona.

Section 6.7 - No Waiver by RDOC. RDOC shall not be deemed to have waived any rights under this Agreement, the Loan Documents or 2010 License Agreement, unless such waiver is given in writing and signed by RDOC. No delay or omission on the part of RDOC is exercising any right shall operate as a waiver of well right or any other right. A waiver by RDOC of a provision of this Agreement, the Loan Documents or 2010 License Agreement shall not prejudice or constitute a waiver of RDOC’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement, the Loan Documents or 2010 License Agreement. No prior waiver by RDOC, nor any course of dealing between RDOC and Borrower, shall constitute a waiver of any of RDOC’s rights or of any of Borrower’s obligations as to any future transactions. Whenever the consent of RDOC is required under this Agreement, the granting of such consent by RDOC in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may he granted or withheld in the sole discretion of RDOC.

Section 6.8 - Notices. All notices and other communications provided for herein shall be in writing and shall be delivered to the intended recipient at the “Address for Notices” specified below or at such other address as shall be designated by a party in a notice to each other party. All notices and other communications hereunder shall be deemed to have been duly given, in the case of hand delivery or overnight delivery, when received, or when actually received by telefacsimile, or in the case of mail, 3 Business Days after the date deposited in the mail, addressed as aforesaid.

To RDOC:
Rich Dad Operating Company, LLC
Attention: Michael Sullivan
4330 North Civic Center Plaza
Suite 101
Scottsdale, Arizona 85251
Facsimile: (480) 348-1439

With a copy to:
Charles W. Lotzar
Lazar Law Firm, P.C.
6263 North Scottsdale Road, Suite 216
Scottsdale, Arizona 85250
Facsimile: (480) 905-0321

To Borrower:
Tigrent Inc.
Attention: James E. May
Chief Administration Officer
and General Counsel
1612 E. Cape Coral Parkway
Cape Coral, Florida 33904
Facsimile: (239) 540-6501

Section 6.9 - Severability. If a court of competent jurisdiction finds any provision or this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable, If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or enforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Section 6.10 - Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind Borrower’s successors and assigns and shall inure to the benefit of RDOC and its successors and assigns. Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of RDOC, which consent may be withheld by RDOC in its sole and absolute discretion.

Section 6.11 - Survival of Representations and Warranties. Borrower understands and agrees that in extending the Loan, RDOC is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to RDOC under this Agreement or the Loan Documents. Borrower further agrees all such representations, warranties and covenants will survive the extension of the Loan and delivery to RDOC of the Loan Documents, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Section 6.12 - Time is of the Essence. Time is of the essence in the performance of this Agreement.

ARTICLE VII
DEFINITIONS

Section 7.1 - Definitions. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement.

          (a)           Agreement. The word “Agreement” means this Loan Agreement, as it may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

          (b)          Closing. The word “Closing” means the execution and delivery of this Agreement, the Note and the Loan Documents, Closing will occur on March 25, 2011.

          (e)          Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Loan Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Loan Documents.

          (f)          Loan. The word “Loan” means any and all loans and financial accommodations from RDOC to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

          (g)          Note. The word “Note” means the note executed by Tigrent, Inc, in the principal amount of [***], dated as of Closing, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the Note.

[Signatures Appear on the Following Page]

          WITNESS WHEREOF, the undersigned have caused the Parties hereto to enter into this Agreement effective the date first written above.

Rich Dad Operating Company, LLC,
a Nevada limited liability company

By:
Michael R. Sullivan
Its: Director of Operations

Tigrent Inc.,
a Colorado corporation

By:
Steven C. Barre
Its:	Chief Executive Officer

Rich Global, LLC,
a Wyoming limited liability company

By:
Michael R. Sullivan
Its: Director of Operations

EXHIBIT A

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

[***]	March 25, 2011

FOR VALUE RECEIVED, the undersigned (hereinafter referred to as “Maker”), promises to pay to the order of Rich Dad Operating Company, LLC, a Nevada limited liability company (which, together with its successors and assigns and any other transferee or successor then becoming the holder of this Note, shall herein after be referred to as “Payee”), at 4330 North Civic Center Plaza, Suite 101, Scottsdale, Arizona 85281, or such other place as Payee may from time to time designate in writing, in lawful money of the United States of America, the principal amount of [***], together with accrued interest thereon as more specifically set forth herein.

1. Definitions.

“Business Day” shall mean any day on which commercial banks are required to close in Maricopa County, Arizona.

“Indebtedness” shall mean the indebtedness evidenced by this Note or Loan Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Maker is responsible under this Note or under any of the Loan Documents.

“Note” shall mean this promissory note, and any note or notes issued in exchange or substitution therefor.

“Post-Event of Default Rate” shall mean, in respect of any principal of or interest on the Note or any other amount payable by Maker under the Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date to, but excluding the date such amount is paid in full, equal to [***].

2. Payment of Interest. So long as no Event of Default (as defined in Section 7 herein) exists, interest on the unpaid principal balance of this Note shall accrue at the rate of [***] per annum commencing January 1, 2011. Accrued interest for the [***] period ending June 30, 2011 in the amount of [***] shall be due and payable on June 30, 2011. Thereafter, accrued interest on the Note shall be due and payable in arrears in quarterly installments on the last day of each calendar quarter (i.e., March 31st, June 30th, September 30th and December 31st.)

3. Repayment of Principal.

(a)          The outstanding principal balance of this Note shall be payable in installments according to the following schedule:

Date	Principal Installment
April 30, 2012	[***]
The last day of each calendar month commencing May 31, 2012, until fully paid.	[***]

(b)          Interest payments under the Note shall be paid to RDOC. Payments of principal under the Note shall be paid, first, into the Escrow Account until the Escrow Account Shortfall has been amortized, and then to RDOC.

3. Optional Prepayment.

(a)          Maker shall have the right to prepay the outstanding principal without premium or penalty in whole or in part on any Business Day, subject to this Section 3.

(b)          Each prepayment shall be pursuant to a notice from Maker to Payee, which notice shall (i) specify the amount of interest and principal to be prepaid and the date of prepayment (which shall be a Business Day), (ii) be irrevocable, (iii) obligate Maker to prepay the principal outstanding hereunder in the amount and on the date specified therein, and (iv) be effective only if received by Payee not later than 1:00 p.m. Phoenix, Arizona time on a date falling not later than 5 Business Days prior to the prepayment date specified therein.

(c)          Prepaid amounts under this Section 3 shall first be applied to reduce accrued but unpaid interest under the Note, with the remainder then applied to reduce outstanding principal amount of the Note.

4. Payments; Computations; Etc.

(a)          All payments of principal, interest and other amounts to be made by Maker under this Note shall be made, in immediately available funds, to Payee no later than 1:00 p.m. Phoenix, Arizona time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). If an Event of Default has occurred and is continuing, Payee may apply any such payment to amounts due hereunder as it may elect in its discretion. If the due date of any payment under this Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. Any amount of principal not paid when due hereunder shall accrue interest at the Post-Event of Default Rate from the applicable due date through the date of the payment.

(b)          Interest shall be computed on the basis of the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, relative to a year of 365 or 366 days, as the case may be.

5. Waiver of Notice of Demand, Etc. Maker, its permitted successors or assigns, and all persons liable hereon or liable for the payment of this Note, hereby waive presentment for payment, demand, protest, and notice of demand, protest, and nonpayment, and consent to any and all renewals, extensions or modifications that might be made by Payee as to the time of payment of this Note from time to time.

6.            Limitations on Interest. This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to Payee for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other agreement evidencing or securing the indebtedness, at the time performance of such provision occurs, shall involve the payment of interest in excess of that authorized by applicable law, the obligation to be fulfilled shall be reduced to the limit so authorized by applicable law, and if, from any circumstances, Payee shall ever receive as interest an amount that would exceed the highest lawful rate applicable to Maker, such amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance of the indebtedness evidenced hereby and not to the payment of interest.

7.            Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

(a)          Payment Default. Maker fails to make any payment of Indebtedness when due under the Note or other Loan Documents.

(b)          Other Defaults. Maker fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or other Loan Documents and such failure is not cured by Maker within 30 days of Maker’s receipt of written notice from RDOC setting forth the details of such failure.

(c)          Default under 2010 License Agreement. Maker is declared in default by Payee under Section 7.1 of the 2010 License Agreement and such event of default is not cured in accordance with Section 7.2 of the 2010 License Agreement.

(d)          False Statements. Any warranty, representation or statement made or furnished to Payee by Maker or on Maker’s behalf under this Agreement or the Loan Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

(e)          Insolvency. The dissolution or termination of Maker’s existence as a going business, the insolvency of Maker, the appointment of a receiver for any part of Maker’s property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Maker.

8.            Effect of an Event of Default. In the case of an Event of Default, other than insolvency referred to in Section 7(e) of this Note, Payee may, by notice to Maker, (i) declare the principal amount then outstanding of, and the accrued interest, on the Note and all other amounts payable by Maker hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby waived by Maker; and (ii) in the case of the occurrence of an

Event of Default referred to in Section 7(e) of this Note, the principal amount than outstanding of, and the accrued interest on all amounts payable by Maker under, this Note shall become automatically immediately due and payable without notice, presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Maker,

9.           Force Majeure. Notwithstanding anything in this Note or other Loan Documents to the contrary, Maker shall not be liable for any failure or delay in performance under this Agreement (including for delay in the payment of money due and payable under this Note or other Loan Documents) to the extent said failures or delays are caused by conditions beyond Maker’s control including, but not limited to Acts of God, government sanctions or restrictions, quarantines, strikes, riots, wars or other military action, civil disorder, acts of terrorism, rebellions or revolutions, fires, floods, vandalism, sabotage or the acts of third parties, and/or any other cause beyond Maker’s reasonable control; provided that, as a condition to the claim of nonliability, Maker shall give RDOC prompt written notice, with full details following the occurrence of the cause relied upon.

10.         WAIVER OF JURY TRIAL AND CONSENT TO JURISDICTION. MAKER IRREVOCABLY CONSENTS TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT SITTING IN MARICOPA COUNTY, ARIZONA, AND KNOWINGLY AND IRREVOCABLY WAIVES A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING INVOLVING THIS NOTE.

11.         Miscellaneous.

(a)          Waiver. No failure on the part of Payee to exercise and no delay in exercising, and no course of dealing with respect to any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exorcise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(b)          Notices. All notices and other communications provided for herein shall be in writing and shall be delivered to the intended recipient at the “Address for Notices” specified below or at such other address as shall be designated by a party in a notice to each other party. All notices and other communications hereunder shall he deemed to have been duly given, in the case of hand delivery or overnight delivery, when received, or when actually received by telefacsimile, or in the case of mail, 3 Business Days after the date deposited in, the mail, addressed as aforesaid.

To Payee:
Rich Dad Operating Company, LLC
Attention: Michael Sullivan
4330 North Civic Center Plaza
Suite 101
Scottsdale, Arizona 85251
Facsimile: (480) 348-1439

With a copy to:
Charles W. Lotzar
Lotzar Law Firm, P.C.
6263 North Scottsdale Road, Suite 216
Scottsdale, Arizona 85250
Facsimile: (480) 905-0321

To Maker:
Tigrent Inc.
Attention: James E. May,
Chief Administration Officer
and General Counsel
1612 E. Cape Coral Parkway
Cape Coral, Florida 33904
Facsimile: (239) 540-6501

(c)          Expenses, Etc. Maker agrees to pay on demand (i) all reasonable costs and expenses of Payee, including counsels’ fees, in connection with the enforcement of the Loan Documents; and (ii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of any of the foregoing or any other document referred to herein.

(d)          Amendments, Etc. Any provision of this Note may be modified or waived by an instrument or instruments in writing signed by Maker and Payee.

(e)          Governing Law. The Note shall be governed by, and construed in accordance with, the laws of the state of Arizona.

(f)          Severability. If any terms or provisions of this Note or the application thereof to any person or circumstance shall to any extent by invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this agreement shall be valid and enforceable to the fullest extent permitted by law.

(g)          Entire Agreement. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof.

[Signature Appears on the Following Page]

IN WITNESS WHEREOF, intending to be legally bound, Maker has caused this Note to be executed and delivered on the date first above written.

MAKER:
TIGRENT INC., a Colorado corporation

By:
Print Name:
Its:

Exhibit 4

PROMISSORY NOTE

[***]	March 25, 2011

FOR VALUE RECEIVED, the undersigned (hereinafter referred to as “Maker”), promises to pay to the order of Rich Dad Operating Company, LLC, a Nevada limited liability company (which, together with its successors and assigns and any other transferee or successor then becoming the holder of this Note, shall herein after be referred to as “Payee”), at 4330 North Civic Center Plaza, Suite 101, Scottsdale, Arizona 85281, or such other place as Payee may from time to time designate in writing, in lawful money of the United States of America, the principal amount of [***], together with accrued interest thereon as more specifically set forth herein.

1.    Definitions.

“Business Day” shall mean any day on which commercial banks are required to close in Maricopa County, Arizona.

“Indebtedness” shall mean the indebtedness evidenced by this Note or Loan Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Maker is responsible under this Note or under any of the Loan Documents.

“Note” shall mean this promissory note, and any note or notes issued in exchange or substitution therefor.

“Post-Event of Default Rate” shall mean, in respect of any principal of or interest on the Note or any other amount payable by Maker under the Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date to, but excluding the date such amount is paid in full, equal to [***].

2.    Payment of Interest. So long as no Event of Default (as defined in Section 7 herein) exists, interest on the unpaid principal balance of this Note shall accrue at the rate of [***] per annum commencing January 1, 2011. Accrued interest for the [***] period ending June 30, 2011 in the amount of [***] shall be due and payable on June 30, 2011. Thereafter, accrued interest on the Note shall be due and payable in arrears in quarterly installments on the last day of each calendar quarter (i.e., March 31st, June 30th, September 30th and December 31st.)

3.    Repayment of Principal.

(a)          The outstanding principal balance of this Note shall be payable in installments according to the following schedule:

Date	Principal Installment
April 30, 2012	[***]
The last day of each calendar month commencing May 31, 2012, until fully paid.	[***]

(b)        Interest payments under the Note shall be paid to RDOC. Payments of principal under the Note shall be paid, first, into the Escrow Account until the Escrow Account Shortfall has been amortized, and then to RDOC.

3.    Optional Prepayment.

(a)        Maker shall have the right to prepay the outstanding principal without premium or penalty in whole or in part on any Business Day, subject to this Section 3.

(b)        Each prepayment shall be pursuant to a notice from Maker to Payee, which notice shall (i) specify the amount of interest and principal to be prepaid and the date of prepayment (which shall be a Business Day), (ii) be irrevocable, (iii) obligate Maker to prepay the principal outstanding hereunder in the amount and on the date specified therein, and (iv) be effective only if received by Payee not later than 1:00 p.m. Phoenix, Arizona time on a date falling not later than 5 Business Days prior to the prepayment date specified therein.

(c)        Prepaid amounts under this Section 3 shall first be applied to reduce accrued but unpaid interest under the Note, with the remainder then applied to reduce outstanding principal amount of the Note.

4.    Payments; Computations; Etc.

(a)        All payments of principal, interest and other amounts to be made by Maker under this Note shall be made, in immediately available funds, to Payee no later than 1:00 p.m. phoenix, Arizona time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). If an Event of Default has occurred and is continuing, Payee may apply any such payment to amounts due hereunder as it may elect in its discretion. If the due date of any payment under this Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. Any amount of principal not paid when due hereunder shall accrue interest at the Post-Event of Default Rate from the applicable due date through the date of the payment.

(b)        Interest shall be computed on the basis of the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, relative to a year of 365 or 366 days, as the case may be.

5.    Waiver of Notice of Demand, Etc. Maker, its permitted successors or assigns, and all persons liable hereon or liable for the payment of this Note, hereby waive presentment for payment, demand, pretest, and notice of demand, protest, and nonpayment, and consent to any and all renewals, extensions or modifications that might be made by Payee as to the time of payment of this Note from time to time.

6.      Limitations on Interest. This Note is hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of this Note or otherwise, shall the amount paid or agreed to be paid to Payee for the use, forbearance or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of any other agreement evidencing or securing the indebtedness, at the time performance of such provision occurs, shall involve the payment of interest in excess of that authorized by applicable law, the obligation to be fulfilled shall be reduced to the limit so authorized by applicable law, and if,  from any circumstances, Payee Shall ever receive as interest an amount that would exceed the highest lawful rate applicable to Maker, such amount that would be excessive interest shall be applied to the reduction of the unpaid principal balance of the indebtedness evidenced hereby and not to the payment of interest.

7.      Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

(a)    Payment Default. Maker fails to make any payment of Indebtedness when due under the Note or other Loan Documents.

(b)    Other Defaults. Maker fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or other Loan Documents and such failure is not cured by Maker within 30 days of Maker’s receipt of written notice from RDOC setting forth the details of such failure.

(c)    Default under 2010 License Agreement. Maker is declared in default by Payee under Section 7.1 of the 2010 License Agreement and such event of default is not cured in accordance with Section 7.2 of the 2010 License Agreement.

(d)    False  Statements. Any warranty, representation or statement made or furnished to Payee by Maker or on Maker’s behalf under this Agreement or the Loan Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

(e)    Insolvency. The dissolution or termination of Maker’s existence as a going business, the insolvency of Maker, the appointment of a receiver for any part of Maker’s property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Maker.

8.      Effect of an Event of Default.  In the case of an Event of Default, other than Insolvency referred to in Section 7(e) of this Note, Payee may, by notice to Maker, (1) declare the principal amount then outstanding of, and the accrued interest, on the Note and all other amounts payable by Maker hereunder to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby waived by Maker; and (ii) in the case of the occurrence of an

Event of Default referred to in Section 7(e) of this Note, the principal amount then outstanding of, and the accrued interest on all amounts payable by Maker under, this Note shall become automatically immediately due and payable without notice, presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Maker.

9.      Force Majeure. Notwithstanding anything in this Note or other Loan Documents to the contrary. Maker shall not be liable for any failure or delay in performance under this Agreement (including for delay in the payment of money due and payable under this Note or other Loan Documents) to the extent said failures or delays are caused by conditions beyond Maker’s control including, but not limited to Acts of God, government sanction or restrictions, quarantines, strikes, riots, wars or other military action, civil disorder, acts of terrorism, rebellions or revolutions, fires, floods, vandalism, sabotage or the acts of third parties, and/or any other cause beyond Maker’s reasonable control; provided that, as a condition to the claim of nonliability, Maker shall give RDOC prompt written notice, with full details following the occurrence of the cause relied upon.

10.    WAIVER OF JURY TRIAL AND CONSENT TO JURISDICATION. MAKER. IRREVOCABLY CONSENTS TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT SITTING IN MARICOPA COUNTY, ARIZONA, AND KNOWINGLY AND IRREVOCABLY WAIVES A TRIAL BY JURY WITH RESPECT TO ANY PROCEEDING INVOLVING THIS NOTE.

11.   Miscellaneous.

(a)    Waiver. No failure on the part of Payee to exercise and no delay in exercising, and no course of dealing with respect to any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(b)    Notices. All notices and other communications provided for herein shall be in writing and Shall be delivered to the intended recipient at the “Address for Notices” specified below or at such other address as shall be designated by a party in a notice to each other party. All notices and other communication hereunder shall be deemed to have been duly given, in the case of hand delivery or overnight delivery, when received, or when actually received by telefacsimile, or in the case of mail, 3 Business Days after the date deposited in the mail, addressed as aforesaid.

To Payee:	Rich Dad Operating Company, LLC
Attention: Michael Sullivan
4330 North Civic Center Plaza
Suite 101
Scottsdale, Arizona 85251
Facsimile: (480) 348-1439

With a copy to:	Charles W. Lotzar
Lotzar Law Firm, P.C.
6263 North Scottsdale Road, Suite 216
Scottsdale, Arizona 85250
Facsimile: (480) 905-0321

To Maker:	Tigrent Inc.
Attention: James E. May,
Chief Administration Officer
and General Counsel
1612 E Cape Coral Parkway
Cape Coral, Florida 33904
Facsimile: (239) 540-6501

(c)     Expenses, Etc. Maker agrees to pay on demand (i) all reasonable costs and expenses of Payee, including counsels’ fees, in connection with the enforcement of the Loan Documents; and (ii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of any of the foregoing or any other document referred to herein.

(d)    Amendments, Etc. Any provision of this Note may be modified or waived by an instrument or instruments in writing signed by Maker and Payee.

(e)     Governing Law. The Note shall be governed by, and construed in accordance with, the laws of the state of Arizona.

(f)     Severability. If any terms or provisions of this Note or the application thereof to any person or circumstance shall to any extent by invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this agreement shall be valid and enforceable to the fullest extent permitted by law.

(g)     Entire Agreement. This Note constitutes the entire agreement between the parties with respect to the subject matter hereof.

[Signature Appears on the Following Page]

IN WITNESS WHEREOF, intending to be legally bound, Maker has caused this Note to be executed and delivered on the date first above written.

MAKER:
TIGRENT INC., a Colorado corporation

By:
Print Name:	Steven C. Barve
Its:	CEO

Exhibit 5

Cohen Kennedy Dowd & Quigley, P.C.
The Camelback Esplanade I
2425 East Camelback Road ● Suite 1100
Phoenix, Arizona 85016
Telephone 602●252●8400 Facsimile 602●252●5339

Ronald Jay Cohen (003041) Email: rcohen@ckdqlaw.com
Daniel P. Quigley (009809) Email: dquigley@ckdqlaw.com
Gabriel R. Aragon (024649) Email: garagon@ckdqlaw.com
Allison N. Clemency (029854) Email: aclemency@ckdqlaw.com
Attorneys for Plaintiff

ARIZONA SUPERIOR COURT

COUNTY OF MARICOPA

TIGRENT INC., a Colorado corporation doing business as Rich Dad Education,	Case No: CV2014-003169

Plaintiff,	STIPULATION FOR DISMISSAL WITH PREJUDICE

vs.

RICH DAD OPERATING COMPANY, LLC, a Nevada limited liability company; RICH DAD: GLOBAL ENTREPRENEURS ORGANIZATION, a business entity; DARREN WEEKS, an individual; and, ROBERT KIYOSAKI, an individual,	(Assigned to the Honorable David Cunanan)

Defendants.

The parties in the above-captioned action have reached a settlement of their disputes and desire to conclude the litigation. Therefore, the parties stipulate that the Court may enter an Order dismissing this action in its entirety with prejudice.

A proposed form of Order accompanies this Stipulation.

Cohen Kennedy Dowd & Quigley

RESPECTFULLY SUBMITTED this ___ day of April, 2014.

Cohen Kennedy Dowd & Quigley, P.C.
The Camelback Esplanade I
2425 East Camelback Road, Suite 1100
Phoenix, Arizona 85016
Attorneys for Plaintiff

By:
Ronald Jay Cohen
Daniel P. Quigley
Gabriel R. Aragon
Allison N. Clemency

ROSHKA DEWULF & PATTEN
One Arizona Center
400 East Van Buren Street, Suite 800
Phoenix, Arizona 85004
Attorneys for RDOC

By:
John DeWulf
Maura Quigley

QUARLES & BRADY LLP
One Renaissance Square
Two North Central Ave.
Phoenix, Arizona 85004
Attorneys for Robert Kiyosaki

By:
Don Martin
Sarah Anchors

BURCH & CRACCHIOLO, P.A.
702 East Osborn Road, Suite 200
Phoenix, Arizona 85014
Attorneys for Darren Weeks and Rich Dad: Global Entrepreneurs Organization

By:
Edwin D. Flemming

2

Cohen Kennedy Dowd & Quigley

The foregoing was electronically
FILED with the Clerk of Court
this __ day of April, 2014 and a copy
sent via the E-filing System to:

Honorable David Cunanan
MARICOPA COUNTY SUPERIOR COURT
201 West Jefferson
Central Court Building – 4B
Phoenix Arizona 85003-2243

And a COPY sent via electronic mail
and U.S. mail this __ day of April, 2014 to:

John DeWulf
Maura Quigley
ROSHKA DEWULF & PATTEN
One Arizona Center
400 East. Van Buren Street, Suite 800
Phoenix, Arizona 85004
Attorneys for RDOC

Don Martin
Sarah Anchors
QUARLES & BRADY LLP
One Renaissance Square
Two North Central Ave.
Phoenix, Arizona 85004
Attorneys for Robert Kiyosaki

Edwin D. Flemming
BURCH & CRACCHIOLO, P.A.
702 East Osborn Road, Suite 200
Phoenix, Arizona 85014
Attorneys for Darren Weeks and Rich Dad: Global Entrepreneurs Organization

3

Cohen Kennedy Dowd & Quigley, P.C.
The Camelback Esplanade I
2425 East Camelback Road ● Suite 1100
Phoenix, Arizona 85016
Telephone 602●252●8400 Facsimile 602●252●5339

Ronald Jay Cohen (003041) Email: rcohen@ckdqlaw.com
Daniel P. Quigley (009809) Email: dquigley@ckdqlaw.com
Gabriel R. Aragon (024649) Email: garagon@ckdqlaw.com
Allison N. Clemency (029854) Email: aclemency@ckdqlaw.com
Attorneys for Plaintiff

ARIZONA SUPERIOR COURT

COUNTY OF MARICOPA

TIGRENT INC., a Colorado corporation doing business as Rich Dad Education,	Case No: CV2014-003169

Plaintiff,	DISMISSAL WITH PREJUDICE

vs.
(Assigned to the Honorable David Cunanan)
RICH DAD OPERATING COMPANY, LLC, a Nevada limited liability company; RICH DAD: GLOBAL ENTREPRENEURS ORGANIZATION, a business entity; DARREN WEEKS, an individual; and, ROBERT KIYOSAKI, an individual,

Defendants.

Pursuant to the parties’ Stipulation for Dismissal with Prejudice, and good cause appearing therefor,

IT IS HEREBY ORDERED that this action is dismissed in its entirety with prejudice.

ENTERED IN OPEN COURT this ___ day of April, 2014.

Honorable David Cunanan

Cohen Kennedy Dowd & Quigley, P.C.
The Camelback Esplanade I
2425 East Camelback Road ● Suite 1100
Phoenix, Arizona 85016
Telephone 602●252●8400 Facsimile 602●252●5339

Ronald Jay Cohen (003041) Email: rcohen@ckdqlaw.com
Daniel P. Quigley (009809) Email: dquigley@ckdqlaw.com
Gabriel R. Aragon (024649) Email: garagon@ckdqlaw.com
Attorneys for Plaintiff

UNITED STATES DISTRICT COURT

DISTRICT OF ARIZONA

Tigrent Inc., a Colorado corporation doing business as Rich Dad Education,	Case No:

Plaintiff,	STIPULATION FOR DISMISSAL WITH PREJUDICE

vs.

Darren Weeks, an individual; and, Rich Dad: Global Entrepreneurs Organization, a Canadian business,	(Assigned to the Honorable David G. Campbell)

Defendants.

The parties in the above-captioned action have reached a settlement of their disputes and desire to conclude the litigation. Therefore, the parties stipulate that the Court may enter an Order dismissing this action in its entirety with prejudice.

A proposed Order accompanies this Stipulation.

Cohen Kennedy Dowd & Quigley

RESPECTFULLY SUBMITTED this ___ day of April, 2014.

Cohen Kennedy Dowd & Quigley, P.C.
The Camelback Esplanade I
2425 East Camelback Road, Suite 1100
Phoenix, Arizona 85016
Attorneys for Plaintiff

By:
Ronald Jay Cohen
Daniel P. Quigley
Gabriel R. Aragon

Burch & Cracchiolo, P.A.
702 East Osborn Road, Suite 200
Phoenix, Arizona 85014
Attorneys for Darren Weeks and Rich Dad:
Global Entrepreneurs Organization

By:
Edwin D. Flemming

2

Cohen Kennedy Dowd & Quigley

CERTIFICATE OF SERVICE

I hereby certify that on April ___, 2014, I electronically transmitted the attached document to the Clerk’s office using the CM/ECF System for filing and transmittal of a Notice of Electronic Filing to the following CM/ECF registrants and/or mailed copies of the same to unregistered CM/ECF parties;

Edwin D. Flemming
Burch & Cracchiolo, P.A.
702 East Osborn Road, Suite 200
Phoenix, Arizona 85014
Attorneys for Darren Weeks and Rich Dad:
Global Entrepreneurs Organization

3

UNITED STATES DISTRICT COURT

DISTRICT OF ARIZONA

Tigrent Inc., a Colorado corporation doing business as Rich Dad Education,	Case No: 2:14-cv-006600-DGC

Plaintiff,	DISMISSAL WITH PREJUDICE
vs.
(Assigned to the Honorable David G. Campbell)
Darren Weeks, an individual; and, Rich Dad: Global Entrepreneurs Organization, a Canadian business,

Defendants.

Pursuant to the parties’ Stipulation For Dismissal With Prejudice, and good cause appearing therefor,

IT IS HEREBY ORDERED that this action is dismissed in its entirety with prejudice.

ENTERED this __ day of April, 2014.

Honorable David G. Campbell